RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2014

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other (Loss) Income	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
During the third quarter of 2013, the Company made the strategic decision to divest its U.S.-based weather and weather-related energy risk management unit, which principally included RenRe Commodity Advisors LLC, Renaissance Trading Ltd. and RenRe Energy Advisors Ltd. (collectively referred to as "REAL"), in order to focus on the business encompassed within the Company's Catastrophe Reinsurance, Specialty Reinsurance and Lloyd's segments and its other businesses. REAL offered certain derivative-based risk management products primarily to address weather and energy risk and engaged in hedging and trading activities related to those transactions. On August 30, 2013, RenaissanceRe entered into a sale agreement with a subsidiary of Munich-American Holding Corporation ("Munich") to sell REAL and, on October 1, 2013, RenaissanceRe completed the sale of REAL to Munich. In the third quarter of 2013, the Company classified the assets and liabilities associated with this transaction as held for sale and the financial results are reflected in the Company's consolidated financial statements as “discontinued operations.”  Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the Company's continuing operations. All prior periods presented have been reclassified to conform to this form of presentation.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Highlights
Gross premiums written	$200,992	$182,649	$1,417,792	$1,521,290
Net premiums written	$159,713	$127,241	$956,467	$1,123,163
Net premiums earned	$258,979	$294,717	$805,929	$857,861
Net claims and claim expenses incurred	69,647	60,928	209,950	192,141
Acquisition expenses	37,550	37,699	104,727	94,475
Operating expenses	46,972	44,672	135,437	133,447
Underwriting income	$104,810	$151,418	$355,815	$437,798

Net investment income	$24,941	$59,931	$98,430	$129,296
Net realized and unrealized (losses) gains on investments	(31,097)	28,472	10,958	(26,788)
Change in net unrealized gains on fixed maturity investments available for sale	(302)	(252)	(563)	(7,558)
Total investment result	$(6,458)	$88,151	$108,825	$94,950

Net income available to RenaissanceRe common shareholders	$67,815	$179,740	$339,570	$397,020
Operating income available to RenaissanceRe common shareholders (1)	$98,912	$151,273	$328,612	$423,826

Total assets	$8,356,935	$8,353,955	$8,356,935	$8,353,955
Total shareholders' equity attributable to RenaissanceRe	$3,735,860	$3,710,714	$3,735,860	$3,710,714

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.70	$4.01	$8.26	$8.84
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.49	$3.36	$7.99	$9.45
Dividends per common share	$0.29	$0.28	$0.87	$0.84
Book value per common share	$85.78	$74.58	$85.78	$74.58
Tangible book value per common share (1)	$84.90	$73.74	$84.90	$73.74
Tangible book value per common share plus accumulated dividends (1)	$98.89	$86.58	$98.89	$86.58
Change in tangible book value per common share plus change in accumulated dividends (1)	1.5%	4.9%	8.0%	10.9%

Financial ratios
Net claims and claim expense ratio - current accident year	36.7%	23.1%	33.4%	30.8%
Net claims and claim expense ratio - prior accident years	(9.8)%	(2.4)%	(7.3)%	(8.4)%
Net claims and claim expense ratio - calendar year	26.9%	20.7%	26.1%	22.4%
Underwriting expense ratio	32.6%	27.9%	29.8%	26.6%
Combined ratio	59.5%	48.6%	55.9%	49.0%
Operating return on average common equity - annualized (1)	11.7%	18.7%	12.9%	17.7%
Total investment return - annualized	(0.4)%	5.7%	2.1%	2.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Revenues
Gross premiums written	$200,992	$511,540	$705,260	$84,122	$182,649
Net premiums written	$159,713	$346,407	$450,347	$80,784	$127,241
Decrease (increase) in unearned premiums	99,266	(85,991)	(163,813)	175,981	167,476
Net premiums earned	258,979	260,416	286,534	256,765	294,717
Net investment income	24,941	34,541	38,948	78,732	59,931
Net foreign exchange gains (losses)	5,036	2,392	(1,061)	1,747	488
Equity in earnings of other ventures	9,806	7,232	4,199	6,274	7,313
Other (loss) income	(1,169)	(535)	62	(173)	651
Net realized and unrealized (losses) gains on investments	(31,097)	27,128	14,927	61,864	28,472
Total revenues	266,496	331,174	343,609	405,209	391,572
Expenses
Net claims and claim expenses incurred	69,647	81,388	58,915	(20,854)	60,928
Acquisition expenses	37,550	33,477	33,700	31,026	37,699
Operational expenses	46,972	45,841	42,624	57,658	44,672
Corporate expenses	3,905	3,954	4,545	3,304	4,307
Interest expense	4,290	4,292	4,293	4,297	4,298
Total expenses	162,364	168,952	144,077	75,431	151,904
Income from continuing operations before taxes	104,132	162,222	199,532	329,778	239,668
Income tax (expense) benefit	(245)	204	(166)	(1,336)	(223)
Income from continuing operations	103,887	162,426	199,366	328,442	239,445
Loss from discontinued operations	—	—	—	—	(9,779)
Net income	103,887	162,426	199,366	328,442	229,666
Net income attributable to noncontrolling interests	(30,477)	(36,078)	(42,768)	(54,191)	(44,331)
Net income attributable to RenaissanceRe	73,410	126,348	156,598	274,251	185,335
Dividends on preference shares	(5,595)	(5,596)	(5,595)	(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders	$67,815	$120,752	$151,003	$268,656	$179,740
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$1.72	$3.00	$3.61	$6.14	$4.32
Loss from discontinued operations attributable to RenaissanceRe common shareholders per common share - basic	—	—	—	—	(0.23)
Net income available to RenaissanceRe common shareholders per common share - basic	$1.72	$3.00	$3.61	$6.14	$4.09
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	1.70	2.95	3.56	6.05	4.23
Loss from discontinued operations attributable to RenaissanceRe common shareholders per common share - diluted	—	—	—	—	(0.22)
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.70	$2.95	$3.56	$6.05	$4.01
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.49	$2.28	$3.20	$4.64	$3.36
Operating return on average common equity - annualized (1)	11.7%	11.0%	15.9%	24.3%	18.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2014	September 30, 2013
Revenues
Gross premiums written	$1,417,792	$1,521,290
Net premiums written	$956,467	$1,123,163
Increase in unearned premiums	(150,538)	(265,302)
Net premiums earned	805,929	857,861
Net investment income	98,430	129,296
Net foreign exchange gains	6,367	170
Equity in earnings of other ventures	21,237	16,920
Other loss	(1,642)	(2,186)
Net realized and unrealized gains (losses) on investments	10,958	(26,788)
Total revenues	941,279	975,273
Expenses
Net claims and claim expenses incurred	209,950	192,141
Acquisition expenses	104,727	94,475
Operational expenses	135,437	133,447
Corporate expenses	12,404	30,318
Interest expense	12,875	13,632
Total expenses	475,393	464,013
Income from continuing operations before taxes	465,886	511,260
Income tax expense	(207)	(356)
Income from continuing operations	465,679	510,904
Income from discontinued operations	—	2,422
Net income	465,679	513,326
Net income attributable to noncontrolling interests	(109,323)	(96,953)
Net income attributable to RenaissanceRe	356,356	416,373
Dividends on preference shares	(16,786)	(19,353)
Net income available to RenaissanceRe common shareholders	$339,570	$397,020
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$8.38	$8.95
Income from discontinued operations available to RenaissanceRe common shareholders per common share - basic	—	0.06
Net income available to RenaissanceRe common shareholders per common share - basic	$8.38	$9.01
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	8.26	8.79
Income from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	—	0.05
Net income available to RenaissanceRe common shareholders per common share - diluted	$8.26	$8.84
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$7.99	$9.45
Operating return on average common equity - annualized (1)	12.9%	17.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$68,252	$68,883	$63,857	$—	$200,992
Net premiums written	$41,807	$61,879	$56,027	$—	$159,713
Net premiums earned	$136,719	$63,473	$58,788	$(1)	$258,979
Net claims and claim expenses incurred	(666)	31,759	39,027	(473)	69,647
Acquisition expenses	9,131	15,806	12,614	(1)	37,550
Operational expenses	24,154	10,234	12,475	109	46,972
Underwriting income (loss)	$104,100	$5,674	$(5,328)	$364	$104,810

Net claims and claim expenses incurred - current accident year	$9,661	$46,444	$38,882	$—	$94,987
Net claims and claim expenses incurred - prior accident years	(10,327)	(14,685)	145	(473)	(25,340)
Net claims and claim expenses incurred - total	$(666)	$31,759	$39,027	$(473)	$69,647

Net claims and claim expense ratio - current accident year	7.1%	73.2%	66.1%	—%	36.7%
Net claims and claim expense ratio - prior accident years	(7.6)%	(23.2)%	0.3%	47,300.0%	(9.8)%
Net claims and claim expense ratio - calendar year	(0.5)%	50.0%	66.4%	47,300.0%	26.9%
Underwriting expense ratio	24.4%	41.1%	42.7%	(10,800.0)%	32.6%
Combined ratio	23.9%	91.1%	109.1%	36,500.0%	59.5%

	Three months ended September 30, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$82,539	$60,156	$39,954	$—	$182,649
Net premiums written	$32,380	$55,717	$39,014	$130	$127,241
Net premiums earned	$184,416	$63,045	$47,150	$106	$294,717
Net claims and claim expenses incurred	16,897	17,520	28,175	(1,664)	60,928
Acquisition expenses	14,049	14,691	8,938	21	37,699
Operational expenses	24,573	7,303	12,559	237	44,672
Underwriting income (loss)	$128,897	$23,531	$(2,522)	$1,512	$151,418

Net claims and claim expenses incurred - current accident year	$23,041	$20,227	$24,886	$—	$68,154
Net claims and claim expenses incurred - prior accident years	(6,144)	(2,707)	3,289	(1,664)	(7,226)
Net claims and claim expenses incurred - total	$16,897	$17,520	$28,175	$(1,664)	$60,928

Net claims and claim expense ratio - current accident year	12.5%	32.1%	52.8%	—%	23.1%
Net claims and claim expense ratio - prior accident years	(3.3)%	(4.3)%	7.0%	(1,569.8)%	(2.4)%
Net claims and claim expense ratio - calendar year	9.2%	27.8%	59.8%	(1,569.8)%	20.7%
Underwriting expense ratio	20.9%	34.9%	45.5%	243.4%	27.9%
Combined ratio	30.1%	62.7%	105.3%	(1,326.4)%	48.6%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$924,046	$274,727	$219,019	$—	$1,417,792
Net premiums written	$534,994	$233,622	$187,848	$3	$956,467
Net premiums earned	$460,455	$186,691	$158,757	$26	$805,929
Net claims and claim expenses incurred	42,519	77,915	90,419	(903)	209,950
Acquisition expenses	34,063	44,052	33,303	(6,691)	104,727
Operational expenses	66,773	30,854	37,566	244	135,437
Underwriting income (loss)	$317,100	$33,870	$(2,531)	$7,376	$355,815

Net claims and claim expenses incurred - current accident year	$60,663	$113,809	$94,594	$—	$269,066
Net claims and claim expenses incurred - prior accident years	(18,144)	(35,894)	(4,175)	(903)	(59,116)
Net claims and claim expenses incurred - total	$42,519	$77,915	$90,419	$(903)	$209,950

Net claims and claim expense ratio - current accident year	13.2%	61.0%	59.6%	—%	33.4%
Net claims and claim expense ratio - prior accident years	(4.0)%	(19.3)%	(2.6)%	(3,473.1)%	(7.3)%
Net claims and claim expense ratio - calendar year	9.2%	41.7%	57.0%	(3,473.1)%	26.1%
Underwriting expense ratio	21.9%	40.2%	44.6%	(24,796.1)%	29.8%
Combined ratio	31.1%	81.9%	101.6%	(28,269.2)%	55.9%

	Nine months ended September 30, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$1,138,238	$201,025	$183,015	$(988)	$1,521,290
Net premiums written	$774,585	$188,584	$159,581	$413	$1,123,163
Net premiums earned	$571,550	$159,060	$126,862	$389	$857,861
Net claims and claim expenses incurred	72,520	53,723	68,239	(2,341)	192,141
Acquisition expenses	37,866	32,139	24,338	132	94,475
Operational expenses	74,287	22,458	36,193	509	133,447
Underwriting income (loss)	$386,877	$50,740	$(1,908)	$2,089	$437,798

Net claims and claim expenses incurred - current accident year	$115,586	$76,983	$71,274	$—	$263,843
Net claims and claim expenses incurred - prior accident years	(43,066)	(23,260)	(3,035)	(2,341)	(71,702)
Net claims and claim expenses incurred - total	$72,520	$53,723	$68,239	$(2,341)	$192,141

Net claims and claim expense ratio - current accident year	20.2%	48.4%	56.2%	—%	30.8%
Net claims and claim expense ratio - prior accident years	(7.5)%	(14.6)%	(2.4)%	(601.8)%	(8.4)%
Net claims and claim expense ratio - calendar year	12.7%	33.8%	53.8%	(601.8)%	22.4%
Underwriting expense ratio	19.6%	34.3%	47.7%	164.8%	26.6%
Combined ratio	32.3%	68.1%	101.5%	(437.0)%	49.0%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $1.0 million.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$49,480	$240,137	$322,748	$(4,041)	$55,849
DaVinci catastrophe premiums	18,772	147,946	144,963	(13,818)	26,690
Total Catastrophe Reinsurance segment gross premiums written	$68,252	$388,083	$467,711	$(17,859)	$82,539

Specialty Reinsurance Segment
Renaissance specialty premiums	$68,699	$50,001	$153,994	$58,014	$60,156
DaVinci specialty premiums	184	1,553	296	450	—
Total Specialty Reinsurance segment gross premiums written	$68,883	$51,554	$154,290	$58,464	$60,156

Lloyd's Segment
Specialty	$58,696	$45,238	$61,704	$43,154	$36,545
Catastrophe	5,161	26,665	21,555	363	3,409
Total Lloyd's segment gross premiums written	$63,857	$71,903	$83,259	$43,517	$39,954

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$68,252	$388,083	$467,711	$(17,859)	$82,539
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	2,169	23,110	14,115	3,694	1,963
Catastrophe premiums written in the Lloyd's segment	5,161	26,665	21,555	363	3,409
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	—	—	(7,355)	—	—
Total managed catastrophe premiums (1)	$75,582	$437,858	$496,026	$(13,802)	$87,911

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2014	September 30, 2013
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$612,365	$733,928
DaVinci catastrophe premiums	311,681	404,310
Total Catastrophe Reinsurance segment gross premiums written	$924,046	$1,138,238

Specialty Reinsurance Segment
Renaissance specialty premiums	$272,694	$198,340
DaVinci specialty premiums	2,033	2,685
Total Specialty Reinsurance segment gross premiums written	$274,727	$201,025

Lloyd's Segment
Specialty	$165,638	$145,509
Catastrophe	53,381	37,506
Total Lloyd's segment gross premiums written	$219,019	$183,015

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$924,046	$1,138,238
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	39,394	60,027
Catastrophe premiums written in the Lloyd's segment	53,381	37,506
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(7,355)	—
Total managed catastrophe premiums (1)	$1,009,466	$1,235,771

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Revenues
Gross premiums written	$18,956	$149,499	$145,259	$(13,368)	$26,690
Net premiums written	$13,541	$126,810	$118,930	$(15,415)	$14,302
Decrease (increase) in unearned premiums	48,594	(52,440)	(41,068)	88,096	73,078
Net premiums earned	62,135	74,370	77,862	72,681	87,380
Net investment income	7,082	6,875	7,054	7,164	7,263
Net foreign exchange gains (losses)	765	1,674	376	145	(380)
Net realized and unrealized (losses) gains on investments	(8,918)	6,628	2,540	1,942	8,708
Total revenues	61,064	89,547	87,832	81,932	102,971
Expenses
Net claims and claim expenses incurred	(1,488)	14,218	1,220	(28,625)	3,999
Acquisition expenses	17,385	17,507	20,878	26,108	22,708
Operational and corporate expenses	7,492	8,335	8,803	9,392	9,967
Interest expense	934	933	937	937	943
Total expenses	24,323	40,993	31,838	7,812	37,617
Income before taxes	36,741	48,554	55,994	74,120	65,354
Income tax expense	(20)	(2)	—	—	—
Net income	36,721	48,552	55,994	74,120	65,354
Net income attributable to redeemable noncontrolling interest	(75)	(99)	(114)	(150)	(133)
Net income available to DaVinciRe common shareholders	$36,646	$48,453	$55,880	$73,970	$65,221

Net claims and claim expenses incurred - current accident year	$3,341	$19,370	$5,106	$(4,023)	$8,438
Net claims and claim expenses incurred - prior accident years	(4,829)	(5,152)	(3,886)	(24,602)	(4,439)
Net claims and claim expenses incurred - total	$(1,488)	$14,218	$1,220	$(28,625)	$3,999

Net claims and claim expense ratio - current accident year	5.4%	26.0%	6.6%	(5.5)%	9.7%
Net claims and claim expense ratio - prior accident years	(7.8)%	(6.9)%	(5.0)%	(33.9)%	(5.1)%
Net claims and claim expense ratio - calendar year	(2.4)%	19.1%	1.6%	(39.4)%	4.6%
Underwriting expense ratio	40.0%	34.8%	38.1%	48.9%	37.4%
Combined ratio	37.6%	53.9%	39.7%	9.5%	42.0%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Nine months ended
	September 30, 2014	September 30, 2013
Revenues
Gross premiums written	$313,714	$406,995
Net premiums written	$259,281	$355,522
Increase in unearned premiums	(44,914)	(80,800)
Net premiums earned	214,367	274,722
Net investment income	21,011	21,227
Net foreign exchange gains	2,815	276
Other loss	—	(717)
Net realized and unrealized gains (losses) on investments	250	(17,539)
Total revenues	238,443	277,969
Expenses
Net claims and claim expenses incurred	13,950	34,992
Acquisition expenses	55,770	65,908
Operational and corporate expenses	24,630	30,179
Interest expense	2,804	2,841
Total expenses	97,154	133,920
Income before taxes	141,289	144,049
Income tax expense	(22)	—
Net income	141,267	144,049
Net income attributable to redeemable noncontrolling interest	(288)	(294)
Net income available to DaVinciRe common shareholders	$140,979	$143,755

Net claims and claim expenses incurred - current accident year	$27,817	$53,244
Net claims and claim expenses incurred - prior accident years	(13,867)	(18,252)
Net claims and claim expenses incurred - total	$13,950	$34,992

Net claims and claim expense ratio - current accident year	13.0%	19.4%
Net claims and claim expense ratio - prior accident years	(6.5)%	(6.7)%
Net claims and claim expense ratio - calendar year	6.5%	12.7%
Underwriting expense ratio	37.5%	35.0%
Combined ratio	44.0%	47.7%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Assets
Fixed maturity investments trading, at fair value	$4,750,766	$4,841,609	$4,587,412	$4,809,036	$4,751,237
Fixed maturity investments available for sale, at fair value	28,069	29,219	30,205	34,241	38,530
Total fixed maturity investments, at fair value	4,778,835	4,870,828	4,617,617	4,843,277	4,789,767
Short term investments, at fair value	1,031,143	957,698	977,778	1,044,779	925,329
Equity investments trading, at fair value	301,714	254,408	245,267	254,776	113,986
Other investments, at fair value	501,487	513,614	576,099	573,264	500,770
Investments in other ventures, under equity method	118,245	110,354	106,332	105,616	97,660
Total investments	6,731,424	6,706,902	6,523,093	6,821,712	6,427,512
Cash and cash equivalents	300,547	294,457	327,163	408,032	266,350
Premiums receivable	630,718	837,116	668,788	474,087	735,937
Prepaid reinsurance premiums	195,978	267,963	207,752	66,132	166,340
Reinsurance recoverable	79,043	85,115	98,962	101,025	149,201
Accrued investment income	25,514	28,019	27,351	34,065	26,887
Deferred acquisition costs	130,108	140,765	121,890	81,684	103,844
Receivable for investments sold	147,206	58,205	84,396	75,845	240,191
Other assets	108,443	89,076	96,251	108,438	113,159
Goodwill and other intangibles	7,954	8,007	8,059	8,111	8,978
Assets of discontinued operations held for sale	—	—	—	—	115,556
Total assets	$8,356,935	$8,515,625	$8,163,705	$8,179,131	$8,353,955
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,532,780	$1,552,618	$1,532,883	$1,563,730	$1,683,709
Unearned premiums	758,272	929,523	783,321	477,888	754,077
Debt	249,499	249,476	249,453	249,430	249,407
Reinsurance balances payable	501,155	558,185	468,644	293,022	358,988
Payable for investments purchased	284,295	201,340	179,519	193,221	407,788
Other liabilities	203,908	164,650	200,626	397,596	183,362
Liabilities of discontinued operations held for sale	—	—	—	—	56,275
Total liabilities	3,529,909	3,655,792	3,414,446	3,174,887	3,693,606
Redeemable noncontrolling interest	1,091,166	1,023,892	986,981	1,099,860	945,915
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	38,888	40,523	40,856	43,646	44,391
Accumulated other comprehensive income	3,829	3,918	3,963	4,131	4,566
Retained earnings	3,293,143	3,391,500	3,317,459	3,456,607	3,261,757
Total shareholders' equity attributable to RenaissanceRe	3,735,860	3,835,941	3,762,278	3,904,384	3,710,714
Noncontrolling interest	—	—	—	—	3,720
Total shareholders' equity	3,735,860	3,835,941	3,762,278	3,904,384	3,714,434
Total liabilities, noncontrolling interests and shareholders' equity	$8,356,935	$8,515,625	$8,163,705	$8,179,131	$8,353,955

Book value per common share	$85.78	$84.79	$82.30	$80.29	$74.58

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
TYPE OF INVESTMENT
U.S. treasuries	$1,636,326	24.3%	$1,706,929	25.5%	$1,539,995	23.6%	$1,352,413	19.8%	$1,322,367	20.5%
Agencies	120,025	1.8%	121,650	1.8%	134,461	2.1%	186,050	2.7%	197,047	3.1%
Non-U.S. government (Sovereign debt)	282,326	4.2%	271,495	4.0%	298,080	4.6%	334,580	4.9%	353,810	5.5%
Non-U.S. government-backed corporate	141,159	2.1%	163,911	2.4%	220,727	3.4%	237,479	3.5%	229,687	3.6%
Corporate	1,572,168	23.4%	1,580,038	23.6%	1,495,481	22.9%	1,803,415	26.4%	1,687,118	26.2%
Agency mortgage-backed	325,138	4.8%	326,304	4.9%	300,448	4.6%	341,908	5.0%	436,024	6.8%
Non-agency mortgage-backed	264,455	3.9%	265,340	3.9%	265,372	4.0%	257,938	3.8%	246,163	3.8%
Commercial mortgage-backed	405,635	6.0%	400,288	6.0%	344,590	5.3%	314,236	4.6%	302,803	4.7%
Asset-backed	31,603	0.5%	34,873	0.5%	18,463	0.3%	15,258	0.2%	14,748	0.3%
Total fixed maturity investments, at fair value	4,778,835	71.0%	4,870,828	72.6%	4,617,617	70.8%	4,843,277	70.9%	4,789,767	74.5%
Short term investments, at fair value	1,031,143	15.3%	957,698	14.3%	977,778	15.0%	1,044,779	15.3%	925,329	14.4%
Equity investments trading, at fair value	301,714	4.5%	254,408	3.8%	245,267	3.8%	254,776	3.7%	113,986	1.8%
Other investments, at fair value	501,487	7.5%	513,614	7.6%	576,099	8.8%	573,264	8.5%	500,770	7.8%
Total managed investment portfolio	6,613,179	98.3%	6,596,548	98.3%	6,416,761	98.3%	6,716,096	98.5%	6,329,852	98.5%
Investments in other ventures, under equity method	118,245	1.7%	110,354	1.7%	106,332	1.6%	105,616	1.6%	97,660	1.5%
Total investments	$6,731,424	100.0%	$6,706,902	100.0%	$6,523,093	100.0%	$6,821,712	100.0%	$6,427,512	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$579,663	12.2%	$608,811	12.5%	$643,735	14.0%	$638,049	13.2%	$648,065	13.5%
AA	2,521,251	52.8%	2,573,467	52.8%	2,370,814	51.3%	2,414,857	49.8%	2,463,789	51.4%
A	713,648	14.9%	705,334	14.5%	646,095	14.0%	836,425	17.3%	778,552	16.3%
BBB	402,318	8.4%	401,664	8.2%	367,622	8.0%	383,508	7.9%	330,481	6.9%
Non-investment grade and not rated	561,955	11.7%	581,552	12.0%	589,351	12.7%	570,438	11.8%	568,880	11.9%
Total fixed maturity investments, at fair value	$4,778,835	100.0%	$4,870,828	100.0%	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$97,868	2.0%	$100,765	2.1%	$119,599	2.6%	$160,760	3.3%	$166,583	3.5%
Due after one through five years	2,949,329	61.7%	3,080,879	63.3%	2,963,494	64.2%	3,118,799	64.4%	2,877,644	60.1%
Due after five through ten years	593,633	12.4%	529,811	10.9%	504,919	10.9%	551,007	11.4%	630,582	13.2%
Due after ten years	111,174	2.4%	132,568	2.7%	100,732	2.2%	83,371	1.7%	115,220	2.4%
Mortgage-backed securities	995,228	20.8%	991,932	20.4%	910,410	19.7%	914,082	18.9%	984,990	20.5%
Asset-backed securities	31,603	0.7%	34,873	0.7%	18,463	0.4%	15,258	0.3%	14,748	0.3%
Total fixed maturity investments, at fair value	$4,778,835	100.0%	$4,870,828	100.0%	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%

Weighted average effective yield of fixed maturity and short term investments	1.7%		1.5%		1.6%		1.7%		1.7%
Average duration of fixed maturities and short term investments	2.2		2.2		2.2		2.1		2.1

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
TYPE OF INVESTMENT
Private equity partnerships	$300,800	$314,983	$325,711	$322,391	$327,245
Catastrophe bonds	179,246	179,465	233,321	229,016	102,141
Senior secured bank loan funds	18,723	15,976	13,656	18,048	19,395
Hedge funds	2,718	3,190	3,411	3,809	4,022
Miscellaneous other investments	—	—	—	—	47,967
Total other investments, at fair value	$501,487	$513,614	$576,099	$573,264	$500,770

TYPE OF INVESTMENT
Private equity partnerships	60.1%	61.4%	56.5%	56.2%	65.3%
Catastrophe bonds	35.7%	34.9%	40.5%	40.0%	20.4%
Senior secured bank loan funds	3.7%	3.1%	2.4%	3.1%	3.9%
Hedge funds	0.5%	0.6%	0.6%	0.7%	0.8%
Miscellaneous other investments	—%	—%	—%	—%	9.6%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	September 30, 2014	September 30, 2013
Fixed maturity investments	$24,519	$26,372	$23,860	$24,759	$24,423	$74,751	$71,148
Short term investments	251	286	190	380	563	727	1,318
Equity investments trading	736	779	796	1,245	706	2,311	1,050
Other investments
Hedge funds and private equity investments	(3,320)	8,340	12,317	14,514	14,179	17,337	31,296
Other	5,547	1,483	4,528	40,818	22,735	11,558	32,874
Cash and cash equivalents	116	93	91	83	47	300	108
	27,849	37,353	41,782	81,799	62,653	106,984	137,794
Investment expenses	(2,908)	(2,812)	(2,834)	(3,067)	(2,722)	(8,554)	(8,498)
Net investment income	24,941	34,541	38,948	78,732	59,931	98,430	129,296

Gross realized gains	7,962	12,166	13,467	12,055	8,813	33,595	60,437
Gross realized losses	(2,720)	(2,587)	(5,564)	(8,810)	(22,241)	(10,871)	(41,396)
Net realized gains (losses) on fixed maturity investments	5,242	9,579	7,903	3,245	(13,428)	22,724	19,041
Net unrealized (losses) gains on fixed maturity investments trading	(36,600)	29,918	27,882	(2,489)	33,405	21,200	(85,338)
Net realized and unrealized (losses) gains on investments-related derivatives	(1,868)	(6,884)	(10,899)	6,570	3,557	(19,651)	24,488
Net realized gains (losses) on equity investments trading	3,523	5,134	(79)	8,455	560	8,578	18,195
Net unrealized (losses) gains on equity investments trading	(1,394)	(10,619)	(9,880)	46,083	4,378	(21,893)	(3,174)
Net realized and unrealized (losses) gains on investments	(31,097)	27,128	14,927	61,864	28,472	10,958	(26,788)
Change in net unrealized gains on fixed maturity investments available for sale	(302)	(96)	(165)	(471)	(252)	(563)	(7,558)
Total investment result	$(6,458)	$61,573	$53,710	$140,125	$88,151	$108,825	$94,950

Total investment return - annualized	(0.4)%	3.7%	3.2%	8.6%	5.7%	2.1%	2.0%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2014	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,031,143	$1,031,143	15.3%	0.1%	$1,003,270	$27,134	$231	$—	$508	$—
		100.0%			97.4%	2.6%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	1,639,330	1,636,326	24.3%	1.0%	—	1,636,326	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	109,706	109,190	1.6%	1.5%	—	109,190	—	—	—	—
Other agencies	10,889	10,835	0.2%	1.3%	—	10,835	—	—	—	—
Total agencies	120,595	120,025	1.8%	1.5%	—	120,025	—	—	—	—
Non-U.S. government (Sovereign debt)	286,573	282,326	4.2%	1.2%	160,276	94,793	13,496	13,521	240	—
Non-U.S. government-backed corporate	139,818	141,159	2.1%	1.4%	71,707	61,565	7,288	—	599	—
Corporate	1,567,100	1,572,168	23.4%	3.0%	22,766	162,230	651,959	355,275	364,549	15,389
Mortgage-backed
Residential mortgage-backed
Agency securities	326,185	325,138	4.8%	2.6%	—	325,138	—	—	—	—
Non-agency securities - Alt A	143,584	155,475	2.3%	3.9%	6,102	19,582	17,093	11,292	84,950	16,456
Non-agency securities - Prime	102,672	108,980	1.6%	3.2%	8,089	4,667	6,875	9,577	72,250	7,522
Total residential mortgage-backed	572,441	589,593	8.7%	3.1%	14,191	349,387	23,968	20,869	157,200	23,978
Commercial mortgage-backed	402,504	405,635	6.0%	2.2%	281,087	96,280	15,615	12,653	—	—
Total mortgage-backed	974,945	995,228	14.7%	2.7%	295,278	445,667	39,583	33,522	157,200	23,978
Asset-backed
Credit cards	13,946	14,081	0.2%	1.8%	14,081	—	—	—	—	—
Auto loans	11,307	11,275	0.2%	1.3%	11,275	—	—	—	—	—
Student loans	652	645	—%	0.8%	—	645	—	—	—	—
Other	5,459	5,602	0.1%	2.2%	4,280	—	1,322	—	—	—
Total asset-backed	31,364	31,603	0.5%	1.6%	29,636	645	1,322	—	—	—
Total securitized assets	1,006,309	1,026,831	15.2%	2.7%	324,914	446,312	40,905	33,522	157,200	23,978
Total fixed maturity investments	4,759,725	4,778,835	71.0%	2.1%	579,663	2,521,251	713,648	402,318	522,588	39,367
		100.0%			12.2%	52.8%	14.9%	8.4%	10.9%	0.8%
Equity investments trading		301,714	4.5%		—	—	—	—	—	301,714
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		300,800	4.5%		—	—	—	—	—	300,800
Catastrophe bonds		179,246	2.7%		—	—	—	—	179,246	—
Senior secured bank loan funds		18,723	0.3%		—	—	—	—	—	18,723
Hedge funds		2,718	—%		—	—	—	—	—	2,718
Total other investments		501,487	7.5%		—	—	—	—	179,246	322,241
		100.0%			—%	—%	—%	—%	35.7%	64.3%
Investments in other ventures		118,245	1.7%		—	—	—	—	—	118,245
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,731,424	100.0%		$1,582,933	$2,548,385	$713,879	$402,318	$702,342	$781,567
		100.0%			23.5%	37.9%	10.6%	6.0%	10.4%	11.6%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	September 30, 2014		December 31, 2013		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,031,143	15.3%	$1,044,779	15.3%	$(13,636)	—%
Fixed maturity investments
U.S. treasuries	1,636,326	24.3%	1,352,413	19.8%	283,913	4.5%
Agencies
Fannie Mae & Freddie Mac	109,190	1.6%	182,738	2.7%	(73,548)	(1.1)%
Other agencies	10,835	0.2%	3,312	—%	7,523	0.2%
Total agencies	120,025	1.8%	186,050	2.7%	(66,025)	(0.9)%
Non-U.S. government (Sovereign debt)	282,326	4.2%	334,580	4.9%	(52,254)	(0.7)%
Non-U.S. government-backed corporate	141,159	2.1%	237,479	3.5%	(96,320)	(1.4)%
Corporate	1,572,168	23.4%	1,803,415	26.4%	(231,247)	(3.0)%
Mortgage-backed
Residential mortgage-backed
Agency securities	325,138	4.8%	341,908	5.0%	(16,770)	(0.2)%
Non-agency securities - Alt A	155,475	2.3%	136,734	2.0%	18,741	0.3%
Non-agency securities - Prime	108,980	1.6%	121,204	1.8%	(12,224)	(0.2)%
Total residential mortgage-backed	589,593	8.7%	599,846	8.8%	(10,253)	(0.1)%
Commercial mortgage-backed	405,635	6.0%	314,236	4.6%	91,399	1.4%
Total mortgage-backed	995,228	14.7%	914,082	13.4%	81,146	1.3%
Asset-backed
Credit cards	14,081	0.2%	4,385	0.1%	9,696	0.1%
Auto loans	11,275	0.2%	3,109	—%	8,166	0.2%
Student loans	645	—%	2,947	—%	(2,302)	—%
Other	5,602	0.1%	4,817	0.1%	785	—%
Total asset-backed	31,603	0.5%	15,258	0.2%	16,345	0.3%
Total securitized assets	1,026,831	15.2%	929,340	13.6%	97,491	1.6%
Total fixed maturity investments	4,778,835	71.0%	4,843,277	70.9%	(64,442)	0.1%
Equity investments trading	301,714	4.5%	254,776	3.7%	46,938	0.8%
Other investments
Private equity partnerships	300,800	4.5%	322,391	4.7%	(21,591)	(0.2)%
Catastrophe bonds	179,246	2.7%	229,016	3.4%	(49,770)	(0.7)%
Senior secured bank loan funds	18,723	0.3%	18,048	0.3%	675	—%
Hedge funds	2,718	—%	3,809	0.1%	(1,091)	(0.1)%
Total other investments	501,487	7.5%	573,264	8.5%	(71,777)	(1.0)%
Investments in other ventures	118,245	1.7%	105,616	1.5%	12,629	0.2%
Total managed investment portfolio	$6,731,424	100.0%	$6,821,712	100.0%	$(90,288)

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2014
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$57,392	$—	$57,392
Goldman Sachs Group Inc.	51,521	—	51,521
JP Morgan Chase & Co.	47,222	—	47,222
Citigroup Inc.	37,919	—	37,919
Morgan Stanley	31,433	—	31,433
General Electric Company	25,095	—	25,095
HSBC Holdings PLC	23,502	—	23,502
Ford Motor Co.	20,928	—	20,928
Wells Fargo & Co.	17,627	—	17,627
Verizon Communications Inc.	16,828	—	16,828
Total (1)	$329,467	$—	$329,467

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2014
Catastrophe Reinsurance	$282,923	$186,653	$178,243	$647,819
Specialty Reinsurance	111,774	83,196	359,069	554,039
Lloyd's	54,142	21,464	207,463	283,069
Other	8,097	2,324	37,432	47,853
Total	$456,936	$293,637	$782,207	$1,532,780

June 30, 2014
Catastrophe Reinsurance	$327,537	$201,716	$191,059	$720,312
Specialty Reinsurance	100,033	89,949	340,106	530,088
Lloyd's	48,242	19,763	184,120	252,125
Other	9,505	2,323	38,265	50,093
Total	$485,317	$313,751	$753,550	$1,552,618

March 31, 2014
Catastrophe Reinsurance	$350,606	$183,216	$184,685	$718,507
Specialty Reinsurance	111,914	85,568	325,468	522,950
Lloyd's	47,137	17,560	171,492	236,189
Other	14,358	2,324	38,555	55,237
Total	$524,015	$288,668	$720,200	$1,532,883

December 31, 2013
Catastrophe Reinsurance	$430,166	$177,518	$173,303	$780,987
Specialty Reinsurance	113,188	81,251	311,829	506,268
Lloyd's	45,355	14,265	158,747	218,367
Other	14,915	2,324	40,869	58,108
Total	$603,624	$275,358	$684,748	$1,563,730

September 30, 2013
Catastrophe Reinsurance	$465,221	$247,282	$211,040	$923,543
Specialty Reinsurance	112,003	82,795	306,792	501,590
Lloyd's	39,316	11,518	148,149	198,983
Other	17,846	2,214	39,533	59,593
Total	$634,386	$343,809	$705,514	$1,683,709

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2014			Three months ended September 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,552,618	$85,115	$1,467,503	$1,710,408	$175,103	$1,535,305
Incurred losses and loss expenses
Current year	104,510	9,523	94,987	75,472	7,318	68,154
Prior years	(27,537)	(2,197)	(25,340)	(8,760)	(1,534)	(7,226)
Total incurred losses and loss expenses	76,973	7,326	69,647	66,712	5,784	60,928
Paid losses and loss expenses
Current year	17,580	114	17,466	9,355	1,934	7,421
Prior years	79,231	13,284	65,947	84,056	29,752	54,304
Total paid losses and loss expenses	96,811	13,398	83,413	93,411	31,686	61,725
Reserve for losses and loss expenses, end of period	$1,532,780	$79,043	$1,453,737	$1,683,709	$149,201	$1,534,508

	Nine months ended September 30, 2014			Nine months ended September 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,563,730	$101,025	$1,462,705	$1,879,377	$192,512	$1,686,865
Incurred losses and loss expenses
Current year	298,400	29,334	269,066	292,010	28,167	263,843
Prior years	(56,213)	2,903	(59,116)	(74,305)	(2,603)	(71,702)
Total incurred losses and loss expenses	242,187	32,237	209,950	217,705	25,564	192,141
Paid losses and loss expenses
Current year	19,357	126	19,231	32,484	1,934	30,550
Prior years	253,780	54,093	199,687	380,889	66,941	313,948
Total paid losses and loss expenses	273,137	54,219	218,918	413,373	68,875	344,498
Reserve for losses and loss expenses, end of period	$1,532,780	$79,043	$1,453,737	$1,683,709	$149,201	$1,534,508

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Numerator:
Net income available to RenaissanceRe common shareholders	$67,815	$120,752	$151,003	$268,656	$179,740
Amount allocated to participating common shareholders (1)	(904)	(1,557)	(2,031)	(3,709)	(2,539)
	$66,911	$119,195	$148,972	$264,947	$177,201
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	38,975	39,736	41,238	43,160	43,330
Per common share equivalents of employee stock options and restricted shares	458	659	665	609	805
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,433	40,395	41,903	43,769	44,135

Basic income per RenaissanceRe common share	$1.72	$3.00	$3.61	$6.14	$4.09
Diluted income per RenaissanceRe common share	$1.70	$2.95	$3.56	$6.05	$4.01

	Nine months ended
(common shares in thousands)	September 30, 2014	September 30, 2013
Numerator:
Net income available to RenaissanceRe common shareholders	$339,570	$397,020
Amount allocated to participating common shareholders (1)	(4,466)	(5,740)
	$335,104	$391,280
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,983	43,412
Per common share equivalents of employee stock options and restricted shares	595	835
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,578	44,247

Basic income per RenaissanceRe common share	$8.38	$9.01
Diluted income per RenaissanceRe common share (2)	$8.26	$8.84

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Tower Hill Companies	$6,912	$5,202	$1,986	$2,989	$3,885
Top Layer Re	3,108	2,494	2,445	3,374	3,608
Other	(214)	(464)	(232)	(89)	(180)
Total equity in earnings of other ventures	$9,806	$7,232	$4,199	$6,274	$7,313

	Nine months ended
	September 30, 2014	September 30, 2013
Tower Hill Companies	$14,100	$7,281
Top Layer Re	8,047	10,462
Other	(910)	(823)
Total equity in earnings of other ventures	$21,237	$16,920

Other (Loss) Income

	Three months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$239	$17	$21	$26	$30
Other items	(1,408)	(552)	41	(199)	621
Total other (loss) income	$(1,169)	$(535)	$62	$(173)	$651

	Nine months ended
	September 30, 2014	September 30, 2013
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$277	$(2,543)
Other items	(1,919)	357
Total other loss	$(1,642)	$(2,186)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	—	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	September 30, 2014	September 30, 2013
Net income available to RenaissanceRe common shareholders	$67,815	$120,752	$151,003	$268,656	$179,740	$339,570	$397,020
Adjustment for net realized and unrealized losses (gains) on investments from continuing operations	31,097	(27,128)	(14,927)	(61,864)	(28,472)	(10,958)	26,788
Adjustment for net realized and unrealized losses on investments from discontinued operations	—	—	—	—	5	—	18
Operating income available to RenaissanceRe common shareholders	$98,912	$93,624	$136,076	$206,792	$151,273	$328,612	$423,826

Net income available to RenaissanceRe common shareholders per common share - diluted	$1.70	$2.95	$3.56	$6.05	$4.01	$8.26	$8.84
Adjustment for net realized and unrealized losses (gains) on investments from continuing operations	0.79	(0.67)	(0.36)	(1.41)	(0.65)	(0.27)	0.61
Adjustment for net realized and unrealized losses on investments from discontinued operations	—	—	—	—	—	—	—
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.49	$2.28	$3.20	$4.64	$3.36	$7.99	$9.45

Return on average common equity - annualized	8.0%	14.2%	17.6%	31.5%	22.2%	13.3%	16.6%
Adjustment for net realized and unrealized losses (gains) on investments from continuing operations	3.7%	(3.2)%	(1.7)%	(7.3)%	(3.5)%	(0.4)%	1.1%
Adjustment for net realized and unrealized losses on investments from discontinued operations	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	11.7%	11.0%	15.9%	24.3%	18.7%	12.9%	17.7%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Book value per common share	$85.78	$84.79	$82.30	$80.29	$74.58
Adjustment for goodwill and other intangibles (1)	(0.88)	(0.86)	(0.89)	(0.85)	(0.84)
Tangible book value per common share	84.90	83.93	81.41	79.44	73.74
Adjustment for accumulated dividends	13.99	13.70	13.41	13.12	12.84
Tangible book value per common share plus accumulated dividends	$98.89	$97.63	$94.82	$92.56	$86.58

Quarterly change in book value per common share	1.2%	3.0%	2.5%	7.7%	4.5%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.5%	3.5%	2.8%	8.1%	4.9%
Year to date change in book value per common share	6.8%				9.5%
Year to date change in tangible book value per common share plus change in accumulated dividends	8.0%				10.9%

(1)
At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, goodwill and other intangibles included $26.1 million, $27.0 million, $28.3 million, $29.2 million and $28.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23